                                                    Exhibit 10(k)









            AMOCO PERFORMANCE SHARE RESTORATION PLAN




























Established as of:  January 1, 1992

Amended and Restated as of:  January 1, 1997

            AMOCO PERFORMANCE SHARE RESTORATION PLAN


                        TABLE OF CONTENTS


                                                         Page
I.   DEFINITIONS

     1.01      Act                                          1
     1.02      Amoco                                        1
     1.03      Code                                         1
     1.04      Company                                      1
     1.05      Deferred Earnings                            1
     1.06      Effective Date                               1
     1.07      Maximum Benefit                              1
     1.08      Participant                                  1
     1.09      Performance Share Plan                       2
     1.10      Plan                                         2
     1.11      Section 16 Officer                           2
     1.12      Unrestricted Benefit                         2


II.  COMPANY CONTRIBUTION ACCOUNT

     2.01      Establishment of Company
                    Contribution Account                    3
     2.02      Crediting Company Matching
                    Contributions                           3
     2.03      Charge to Company Contribution
                    Accounts                                3

III. HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS

     3.01      Hypothetical Investment                      4

            AMOCO PERFORMANCE SHARE RESTORATION PLAN

                        TABLE OF CONTENTS
                           (Continued)
                                                         Page

IV.  DISTRIBUTIONS

     4.01      Distribution Upon Termination of Employment
                    Other than Death                        5
     4.02      Distribution Upon Death of a Participant     5
     4.03      $3,500 Cash-Out                              5
     4.04      Designation of Beneficiary                   5
     4.05      No Designation                               6
     4.06      All Distributions In Cash                    6
     4.07      Other Withdrawals and Distributions          6



V.   ADMINISTRATION OF THE PLAN

     5.01      Plan Administrator                           7
     5.02      Amendment and Termination                    7
     5.03      Payments                                     7
     5.04      Non-assignability of Benefits                7
     5.05      Status of Plan                               7
     5.06      Nonguarantee of Employment                   7
     5.07      Applicable Law                               7
     5.08      Rules of Construction                        8
     5.09      Withholding                                  8

                            ARTICLE I

                           DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income
Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Performance
Share Plan.

     1.05 "Deferred Earnings" shall mean all or the portion of a Participant's bonus under the 1991 Incentive Program for Amoco
Corporation and its Participating Subsidiaries that the payment of such bonus was deferred past the initial payment date.

     1.06 "Effective Date" shall mean January 1, 1992.

     1.07 "Maximum Benefit" shall mean the maximum total Company
Contribution permitted by the Code to be contributed to the account of a participant of the Performance Share Plan.

     1.08 "Participant" shall mean any employee of the Company who satisfies any of the following, including without limitation a Section 16 Officer:

     1)   Is an active participant in the Performance Share Plan
     on or after    the Effective Date and whose Company
     Contribution determined under the Performance Share Plan, without regard to the Section 415 (C)(1)(A) and Section 401
     (a)(17) limitations of the Code,would exceed the Maximum
     Benefit, or

     2) Is (I) an active participant in the Performance Share Plan and (II) is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.
     1.09 "Performance Share Plan" shall mean the Amoco Performance Share Plan, as amended from time to time.

     1.10 "Plan" shall mean the Amoco Performance Share
Restoration Plan, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act
Section 3(36).

     1.11 "Section 16 Officer" shall mean any employee of the Company who is an officer subject to Section 16 of the Securities
Exchange Act of 1934.

     1.12 "Unrestricted Benefit" shall mean the Participant's Company Contribution that would have been contributed to his Performance Share Plan company contribution account for any calendar year determined under the Performance Share Plan assuming Deferred Earnings are "Applicable Compensation" as defined in the Performance Share Plan.

                           ARTICLE II

                  COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account.  The
Plan Administrator will establish and maintain an unfunded
Company Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. As soon as administratively practicable after the Company Contribution to the Performance Share Plan is calculated, the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. Then under a procedure similar to the one used for the Performance Share Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Performance Share Plan, as of the day on which the distribution or payment occurs. Also, if a Participant receives any Deferred Earnings prior to his termination of employment with the Company the amount of Company Matching Contributions credited to his Company Contribution Account for this Plan at the time such Participant deferred receipt of such earnings, will be charged against his Company Contribution Account (disregarding all hypothetical investment results) during the payroll cycle of the receipt of the Deferred Earnings, but in no event shall his Company Contribution Account be charged more than the account's hypothetical market value at the time of the charge.

                           ARTICLE III

        HYPOTHETICAL INVESTMENT OF COMPANY CONTRIBUTIONS

     3.01 Hypothetical Investment. The Plan Administrator will maintain records which reflect the Company Contribution Account of a Participant that is hypothetically to be always invested in Amoco Common Stock. The Plan Administrator shall use the same values used by the plan administrator of the Performance Share Plan in maintaining these records. The hypothetical dividends will be hypothetically invested in Amoco Common Stock at the New York Stock Exchange's average price of the high and low for Amoco Common Stock on the day such dividend is payable.

                           ARTICLE IV

                          DISTRIBUTIONS


     4.01 Distribution Upon Termination of Employment other than Death. A Participant whose employment terminates for any reason other than death will receive the total amount credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.04 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

          Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.05 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.06 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.07 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                            ARTICLE V

                   ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                DEFERRAL SAVINGS RESTORATION PLAN

                               OF

                        AMOCO CORPORATION

                               AND

                     PARTICIPATING COMPANIES




















Established as of:  July 1, 1983

Amended and Restated as of:  November 1, 1996

                DEFERRAL SAVINGS RESTORATION PLAN
                               OF
                        AMOCO CORPORATION
                               AND
                     PARTICIPATING COMPANIES

                        TABLE OF CONTENTS


                                                         Page
I.   DEFINITIONS

     1.01      Act                                          1
     1.02      Amoco                                        1
     1.03      Code                                         1
     1.04      Company                                      1
     1.05      Deferred Earnings                            1
     1.06      Effective Date                               1
     1.07      Maximum Benefit                              1
     1.08      Participant                                  1
     1.09      Savings Plan                                 1
     1.10      Plan                                         1
     1.11      Section 16 Officer                           2
1.12      Unrestricted Benefit                         2


II.  COMPANY CONTRIBUTION ACCOUNT

     2.01      Establishment of Company
                    Contribution Account                    3
     2.02      Crediting Company Matching
                    Contributions                           3
     2.03      Charge to Company Contribution
                    Accounts                                3

III. HYPOTHETICAL INVESTMENT FUNDS

     3.01      Hypothetical Investment Funds                4
     3.02      Hypothetical Investment of Credited
                    Company Matching Contributions
                    and Transfers Among Funds               4

                DEFERRAL SAVINGS RESTORATION PLAN
                               OF
                        AMOCO CORPORATION
                               AND
                     PARTICIPATING COMPANIES

                        TABLE OF CONTENTS
                           (Continued)
                                                         Page

IV.  DISTRIBUTIONS

     4.01      Distribution Upon Retirement                 5
     4.02      Distribution Upon Death of a Participant     5
     4.03      Termination of Employment Prior to
                    Retirement or Death                     5
     4.04      $3,500 Cash-Out                              6
     4.05      Designation of Beneficiary                   6
     4.06      No Designation                               6
     4.07      All Distributions In Cash                    6
     4.08      Other Withdrawals and Distributions          7

V.   ADMINISTRATION OF THE PLAN

     5.01      Plan Administrator                           8
     5.02      Amendment and Termination                    8
     5.03      Payments                                     8
     5.04      Non-assignability of Benefits                8
     5.05      Status of Plan                               8
     5.06      Nonguarantee of Employment                   8
     5.07      Applicable Law                               8
     5.08      Rules of Construction                        9
     5.09      Withholding                                  9

                           ARTICLE I

                           DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income
Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Savings
Plan.

     1.05 "Deferred Earnings" shall mean all or the portion of a Participant's bonus under the 1991 Incentive Program for Amoco
Corporation and its Participating Subsidiaries that the payment of such bonus was deferred past the initial payment date.

     1.06 "Effective Date" shall mean July 1, 1983.

     1.07 "Maximum Benefit" shall mean the sum of a Participant's Company Matching Contributions contributed to his Savings Plan company contribution account and credited to his ERISA Savings Restoration Plan of Amoco Corporation and Participating Companies company contribution account for any calendar year.

     1.08 "Participant" shall mean any employee of the Company, including without limitation a Section 16 Officer, who is an active Participant in the Savings Plan, is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.09 "Savings Plan" shall mean the Amoco Employee Savings
Plan, as amended from time to time.

     1.10 "Plan" shall mean the Deferral Savings Restoration Plan of Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.11 "Section 16 Officer" shall mean any employee of the Company who is an officer subject to Section 16 of the Securities
Exchange Act of 1934.

     1.12 "Unrestricted Benefit" shall mean the sum of a Participant's Company Matching Contributions that would have been contributed to his Savings Plan company contribution account and credited to his ERISA Savings Restoration Plan of Amoco Corporation and Participating Companies company contribution account for any calendar year determined under both of these plans assuming Deferred Earnings are "Applicable Compensation" as defined in the Savings Plan.

                           ARTICLE II

                  COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account.  The
Plan Administrator will establish and maintain an unfunded
Company Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. For every payroll cycle the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. The Plan Administrator shall make this determination by making the calculations on a payroll cycle basis. Then, under a procedure similar to the one used for the Savings Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Savings Plan, as of the day on which the distribution or payment occurs. Also, if a Participant receives any Deferred Earnings prior to his termination of employment with the Company the amount of Company Matching Contributions credited to his Company Contribution Account for this Plan at the time such Participant deferred receipt of such earnings, will be charged against his Company Contribution Account (disregarding all hypothetical investment results) during the payroll cycle of the receipt of the Deferred Earnings, but in no event shall his Company Contribution Account be charged more than the account's hypothetical market value at the time of the charge.

                           ARTICLE III

                  HYPOTHETICAL INVESTMENT FUNDS

     3.01 Hypothetical Investment Funds. The Plan Administrator will maintain records which reflect the portion of each Company Contribution Account of a Participant that is hypothetically to be invested in any of the investment funds available to participants in the Savings Plan, as amended from time to time. The Plan Administrator shall use the same values used by the plan administrator of the Savings Plan in maintaining these records.

     3.02 Hypothetical Investment of Credited Company Matching Contributions and Transfers Among Funds. All Company Matching Contributions will be hypothetically invested in the Savings Plan Amoco Stock Fund when they are initially credited to Participants' Company Contribution Accounts. Twice a calendar month, a Participant may direct a hypothetical transfer among the investment funds available to participants in the Savings Plan, so that his Company Contribution Account is invested entirely in one investment fund or in a combination of two or more of the investment funds, provided that combinations must be specified in 5% increments and the total combination must equal 100%.

                           ARTICLE IV

                          DISTRIBUTIONS


     4.01 Distribution Upon Retirement. A Participant whose employment terminates as a result of retirement, as defined under the Savings Plan, will receive the total amount credited to his Company Contribution Account, in a cash lump sum, in the January following his retirement. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate, prior to his retirement, his cash lump sum distribution to the month following his retirement.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 Termination of Employment Prior to Retirement or Death. If a Participant's employment with the Company terminates under circumstances other than for retirement or death, he shall be 100% vested in an amount equal to the amount credited to his Company Contribution Account [less the smaller of: 1. the value of the sum of the Company Matching Contributions, valued on the date credited to his Company Contribution Account, times the result of 100% minus his vested percent or, 2. the value of his Company Contribution Account times his vested percent], which is a percentage based upon his years of vesting service (as defined under the Savings Plan), as follows:

Year of Vesting      But Less Than     Vested Percentage
    Service

                        2 Years                 0%
    2 Years             3 Years                25%
    3 Years             4 Years                50%
    4 Years             5 Years                75%
    5 Years                                   100%

     A Participant whose employment terminates under circumstances other than for retirement or death will receive the vested portion credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment.

     4.04 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.05 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

          Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.06 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.07 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.08 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                            ARTICLE V

                   ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                 ERISA SAVINGS RESTORATION PLAN

                               OF

                        AMOCO CORPORATION

                               AND

                     PARTICIPATING COMPANIES





















Established as of:  July 1, 1983

Amended and Restated as of:  November 1, 1996

                 ERISA SAVINGS RESTORATION PLAN
                               OF
                        AMOCO CORPORATION
                               AND
                     PARTICIPATING COMPANIES

                        TABLE OF CONTENTS


                                                         Page
I.   DEFINITIONS

     1.01      Act                                          1
     1.02      Amoco                                        1
     1.03      Code                                         1
     1.04      Company                                      1
     1.05      Effective Date                               1
     1.06      Maximum Benefit                              1
     1.07      Participant                                  1
     1.08      Savings Plan                                 1
     1.09      Plan                                         1
     1.10      Section 16 Officer                           1
1.11      Unrestricted Benefit                         1


II.  COMPANY CONTRIBUTION ACCOUNT

     2.01      Establishment of Company
                    Contribution Account                    3
     2.02      Crediting Company Matching
                    Contributions                           3
     2.03      Charge to Company Contribution
                    Accounts                                3

III. HYPOTHETICAL INVESTMENT FUNDS

     3.01      Hypothetical Investment Funds                4
     3.02      Hypothetical Investment of Credited
                    Company Matching Contributions
                    and Transfers Among Funds               4

                 ERISA SAVINGS RESTORATION PLAN
                               OF
                        AMOCO CORPORATION
                               AND
                     PARTICIPATING COMPANIES

                        TABLE OF CONTENTS
                           (Continued)
                                                         Page

IV.  DISTRIBUTIONS

     4.01      Distribution Upon Retirement                 5
     4.02      Distribution Upon Death of a Participant     5
     4.03      Termination of Employment Prior to
                    Retirement or Death                     5
     4.04      $3,500 Cash-Out                              6
     4.05      Designation of Beneficiary                   6
     4.06      No Designation                               6
     4.07      All Distributions In Cash                    6
     4.08      Other Withdrawals and Distributions          7


V.   ADMINISTRATION OF THE PLAN

     5.01      Plan Administrator                           8
     5.02      Amendment and Termination                    8
     5.03      Payments                                     8
     5.04      Non-assignability of Benefits                8
     5.05      Status of Plan                               8
     5.06      Nonguarantee of Employment                   8
     5.07      Applicable Law                               8
     5.08      Rules of Construction                        9
     5.09      Withholding                                  9

                            ARTICLE I

                           DEFINITIONS

     1.01 "Act" shall mean the Employee Retirement Income
Security Act of 1974 ("ERISA"), as amended from time to time.

     1.02 "Amoco" shall mean Amoco Corporation, an Indiana corporation.

     1.03 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     1.04 "Company" shall mean Amoco and any of its subsidiaries or affiliated business entities participating in the Savings
Plan.

     1.05 "Effective Date" shall mean July 1, 1983.

     1.06 "Maximum Benefit" shall mean the maximum total of Company Matching Contributions permitted by the Code to be contributed to the account of a Participant of the Savings Plan for any calendar year under Sections 415(c)(1)(A) and 401(a)(17) of the Code.

     1.07 "Participant" shall mean any employee of the Company, including without limitation a Section 16 Officer, who is an active Participant in the Savings Plan on or after the Effective Date, is a recipient of a bonus under the 1991 Incentive Program for Amoco Corporation and its Participating Subsidiaries and has deferred payment of all or a portion of any bonus past the initial payment date.

     1.08 "Savings Plan" shall mean the Amoco Employee Savings
Plan, as amended from time to time.

     1.09 "Plan" shall mean the ERISA Savings Restoration Plan of
Amoco Corporation and Participating Companies, as amended from time to time or restated, which shall be an unfunded excess benefit plan as defined in Act Section 3(36).

     1.10 "Section 16 Officer" shall mean any employee of the Company who is an officer subject to Section 16 of the Securities
Exchange Act of 1934.

     1.11 "Unrestricted Benefit" shall mean the maximum total of Company Matching Contributions that would have been contributed to the Savings Plan company contribution account of a Participant of the Savings Plan for any calendar year, without regard to the limitations of the Code imposed under Sections 415(c)(1)(A) and 401(a)(17).

                           ARTICLE II

                  COMPANY CONTRIBUTION ACCOUNT

     2.01 Establishment of Company Contribution Account.  The
Plan Administrator will establish and maintain an unfunded
Company Contribution Account in the name of each Participant.

     2.02 Crediting Company Matching Contributions. For every payroll cycle the Plan Administrator shall determine which Participants have an Unrestricted Benefit greater than their Maximum Benefit. The Plan Administrator shall make this determination by making the calculations on a payroll cycle basis. Then, under a procedure similar to the one used for the Savings Plan, the Plan Administrator shall credit to the Company Contribution Accounts of each of those Participants an amount equal to his Unrestricted Benefit less his Maximum Benefit.

     2.03 Charge to Company Contribution Accounts. Any amount distributed or paid from a Company Contribution Account will be charged against such account, under a procedure similar to the one used for the Savings Plan, as of the day on which the distribution or payment occurs.

                           ARTICLE III

                  HYPOTHETICAL INVESTMENT FUNDS

     3.01 Hypothetical Investment Funds. The Plan Administrator will maintain records which reflect the portion of each Company Contribution Account of a Participant that is hypothetically to be invested in any of the investment funds available to participants in the Savings Plan, as amended from time to time. The Plan Administrator shall use the same values used by the plan administrator of the Savings Plan in maintaining these records.

     3.02 Hypothetical Investment of Credited Company Matching Contributions and Transfers Among Funds. All Company Matching Contributions will be hypothetically invested in the Savings Plan Amoco Stock Fund when they are initially credited to Participants' Company Contribution Accounts. Twice a calendar month, a Participant may direct a hypothetical transfer among the investment funds available to participants in the Savings Plan, so that his Company Contribution Account is invested entirely in one investment fund or in a combination of two or more of the investment funds, provided that combinations must be specified in 5% increments and the total combination must equal 100%.

                           ARTICLE IV

                          DISTRIBUTIONS


     4.01 Distribution Upon Retirement. A Participant whose employment terminates as a result of retirement, as defined under the Savings Plan, will receive the total amount credited to his Company Contribution Account, in a cash lump sum, in the January following his retirement. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate, prior to his retirement, his cash lump sum distribution to the month following his retirement.

     4.02 Distribution Upon Death of a Participant.  If a
Participant dies with a balance in his Company Contribution
Account, his beneficiary will receive the total amount in his account in a cash lump sum as soon as administratively practicable.

     4.03 Termination of Employment Prior to Retirement or Death. If a Participant's employment with the Company terminates under circumstances other than for retirement or death, he shall be 100% vested in an amount equal to the amount credited to his Company Contribution Account [less the smaller of: 1. the value of the sum of the Company Matching Contributions, valued on the date credited to his Company Contribution Account, times the result of 100% minus the vested percent or, 2. the value of his Company Contribution Account times the vested percent], which is a percentage based upon his years of vesting service (as defined under the Savings Plan), as follows:

Year of Vesting      But Less Than     Vested Percentage
    Service

                        2 Years                 0%
    2 Years             3 Years                25%
    3 Years             4 Years                50%
    4 Years             5 Years                75%
    5 Years                                   100%

     A Participant whose employment terminates under circumstances other than for retirement or death will receive the vested portion credited to his Company Contribution Account in a cash lump sum, in the January following his termination of employment. Notwithstanding the foregoing, a Participant can accelerate payment of his lump sum distribution by irrevocably electing to accelerate prior to his termination of employment, his cash lump sum distribution to the month following his termination of employment.

     4.04 $3,500 Cash-Out. If the vested amount credited to a Participant's Company Contribution Account does not exceed $3,500 at the date of his termination of employment for any reason, the Plan Administrator shall distribute in a cash lump sum the entire vested amount credited to his account as soon as administratively practicable.

     4.05 Designation of Beneficiary. A Participant may designate one or more beneficiaries and may revoke or change such designation at any time. If the Participant names two or more beneficiaries, distribution to them will be in such proportions as the Participant designates or, if the Participant does not so designate, in equal shares pro rata from such Participant's Company Contribution Account. Also, if the Participant names two or more beneficiaries and one beneficiary predeceases the Participant, then the deceased beneficiary's share shall be distributed to the other beneficiaries in the percentages stated on the Participants' beneficiary election form. Any designation of beneficiary will be in writing on such form as Amoco may prescribe and will be effective upon filing with Amoco.

          Notwithstanding the preceding paragraph, the sole beneficiary of a married Participant will be the Participant's spouse unless the spouse consents in writing to the designation of another person as beneficiary. The spouse's consent must acknowledge the effect of such consent and be witnessed by a notary public.

     4.06 No Designation. Any portion of a distribution payable upon the death of a Participant which is not disposed of by a designation of beneficiary for any reason whatsoever will be paid to the Participant's spouse if living at this death, otherwise to the Participant's estate.

     4.07 All Distributions In Cash. All distributions made from the Plan shall be made in cash only.

     4.08 Other Withdrawals and Distributions. Withdrawals and distributions from the Plan shall not be permitted for any reasons other than those in this Article IV.

                            ARTICLE V

                   ADMINISTRATION OF THE PLAN


     5.01 Plan Administrator. The Plan shall be administered by Amoco (or its agent) which shall have the discretionary authority to interpret the Plan and issue such regulations as it deems appropriate. The Plan Administrator shall have the duty and responsibility of maintaining records and making the requisite calculations. The Plan Administrator's interpretations, determinations, regulations, and calculations shall be final and binding on all persons and parties concerned.

     5.02 Amendment and Termination. Amoco may amend or terminate the Plan at any time, provided, however, that no such amendment or termination shall adversely affect a benefit to which a terminated or retired Participant or his beneficiary is entitled under Article II prior to the date of such amendment or termination.

     5.03 Payments. The Company will pay all benefits arising under this Plan and all costs, charges, and expenses relating thereto.

     5.04 Non-assignability of Benefits. The benefits payable hereunder or the right to receive future benefits under the Plan may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subject to attachment, garnishment, levy, execution or other legal or equitable process.

     5.05 Status of Plan. The benefits under this plan shall not be funded but shall constitute liabilities of the Company when due.

     5.06 Nonguarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Participant, or as a right of any Participant to be continued in employment of the Company, or as a limitation on the right of the Company to discharge any of its employees, with or without cause.

     5.07 Applicable Law. All questions pertaining to the construction and validity of the Plan shall be determined in accordance with the laws of the United States, and to the extent not preempted by such laws, by the laws of the State of Illinois.

     5.08 Rules of Construction. Where the context so requires, the masculine includes the feminine, the singular includes the plural, and the plural includes the singular.

     5.09 Withholding. The Company is authorized to withhold all income and other taxes required to be withheld from amounts payable under this Plan.

                        AMOCO CORPORATION

                   DIRECTORS DEFERRED FEE PLAN


1.   PURPOSE.

     The purpose of this Directors Deferred Fee Plan (the "Plan") is to provide non-employee directors of the Corporation an opportunity to receive the cash portion of their Directors
     Fees on a deferred basis.

2.   DEFINITIONS.

     Unless the context otherwise requires, the following words as used herein shall have the following meanings:

          (a)  "Board"--the Board of Directors of the
          Corporation.

          (b) "Corporation"--Amoco Corporation, an Indiana corporation.

          (c) "Directors Fees"--annual amount of fees paid from time to time by the Corporation for membership on the Board or any of its committees (exclusive of expense reimbursement).

          (d) "Dividend Equivalent"--the entry in a deferred compensation account of a dividend credit with respect to a Share Unit, each Dividend Equivalent being equal to the dividend paid from time to time on a Share.

          (e) "Participant"--an eligible member of the Board who elects to participate in the Plan.

          (f) "Participant's Account"--has the meaning described in Section 6.

          (g) "Share"--a share of the Corporation's common stock without par value and any share or shares of stock of the Corporation hereafter issued or issuable in substitution or exchange for each such share.

          (h) "Share Unit"--the entry in a deferred compensation account of a credit equal to the Share.

3.        ELIGIBILITY.

     Each member of the Board who is not an employee of the Corporation or any subsidiary of the Corporation shall be eligible to participate in the Plan.

4.   ELECTION OF DEFERRED COMPENSATION.

     Each duly elected member of the Board who is not an employee of the Corporation or any subsidiary of the Corporation may elect to receive on a deferred basis any or all of the cash portion of Directors Fees. An election shall be made by submitting a completed election form to the Secretary of the Corporation not later than the day of any annual meeting.
     An election to defer all or part of the cash portion of Directors Fees shall be irrevocable once made for any given year; provided however, that Directors may elect to cease deferrals for future years by informing the Secretary in writing of such election to cease deferrals before the day of any subsequent annual meeting. Directors may thereafter elect to defer Directors Fees for any future year, and may change the percentage of the cash portion of Directors Fees deferred and the form of deferral (e.g. cash or share units or a combination thereof) for any future year by submitting a new election form before the day of any subsequent annual meeting. Directors elected to the Board at any time other than at an annual meeting may elect to participate in the Plan within 30 days of the date of their election to the Board.

5.   MANNER OF ELECTING DEFERRAL.

     A Participant shall elect to defer the cash portion of Directors Fees by giving written notice to the Secretary of the Corporation on the election form substantially in the form attached hereto as Exhibit A. Such notice shall include:

          (1)  the percentage of the cash portion of Directors
          Fees to be deferred,

          (2)  the form of deferral, being either cash or Share
          Units or any combination thereof,

          (3) an election of a cash lump-sum payment or of a number of annual cash installments (not to exceed ten) for the payment of the deferred amounts, and

          (4) the date of the lump-sum payment or the first installment payment (which may be January 15 of the year following the year in which continuous service as a director terminates or January 15 of a stated year preceding the Participant's 71st birthday).

6.   PARTICIPANTS' ACCOUNTS.

     An account shall be maintained for each Participant for all deferred Directors Fees ("Participant's Account"). Cash, interest, Share Units, and Dividend Equivalents shall be credited to a Participant's Account as stipulated in the applicable election form(s) and as set forth in the Plan. Amounts credited to a Participant's Account shall constitute vested rights to deferred payment. A participant may direct from time to time, but not more than once in any twelve month period, that the investment direction of all or any part of the balance in his or her Participant's Account be changed from cash to Share Units or from Share Units to cash, based on the average of the high and low prices of Shares as reported on the New York Stock Exchange on the date written instructions with respect to the change is received by the Corporation. The twelve month period shall commence on the date a Participant elects to change the investment direction of all or a part of the balance in his or her Participant's Account and end on the date twelve months after such election.

7.   SHARE UNITS.

     Share Units shall be credited to a Participant's Account promptly upon the cash portion of Directors Fees deferred in Share Units becoming due. The value of Share Units for the purposes of crediting accounts with Directors Fees and periodic Dividend Equivalents shall be the average of the high and low prices for Shares as reported on the New York Stock Exchange on the last trading day on which Shares were traded preceding the date on which the cash portion of Directors Fees are payable or the applicable dividend payment date, as the case may be. Any fractional Share
     Units shall be carried forward and credited to a Participant's Account in conjunction with subsequent fractional Share Units on Dividend Equivalents. The number of Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of the Corporation, or the like. Share Units shall not entitle any person to the rights of a shareholder.

8.   DIVIDEND EQUIVALENTS.

     Until payment in accordance with Section 11, a Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit.

9.   CASH.

     A Participant's Account shall be credited promptly upon and in the amount of the cash portion of the Directors Fees deferred in cash becoming due.

10.  INTEREST.

     Until payment in accordance with Section 11, Participants' Accounts deferred in cash shall accrue interest during any calendar month at a rate equal to the prime rate of The First National Bank of Chicago in effect on the first business day of such month. Interest shall be compounded monthly.

11.  PAYMENT OF DEFERRED COMPENSATION.

     Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant) in accordance with such Participant's election(s) with respect to date and manner of payment. Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.


     If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding such payment, the numerator of which is one and the denominator of which is the total number of installments elected. The amount of each subsequent payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid. For purposes of determining the balance in a Participant's Account, Share Units shall be valued at the average of the high and low prices of Shares as reported on the New York Stock Exchange on the valuation date.

     No withdrawal may be made from a Participant's Account except as provided in this Section 11.

     In the event of a Participant's death, the Participant's designated beneficiary shall continue to receive payment according to the Participant's election(s). In the absence of a designated beneficiary, the balance in the Participant's Account shall be determined as of the date of death, and such balance shall be paid in a single payment to the Participant's estate as soon as reasonably possible thereafter.

12.  VALUE OF DEFERRED COMPENSATION ACCOUNTS.

     The value of each Participant's Account shall consist of the cash portion of the Directors Fees deferred in the form of cash or Share Units and the interest or Dividend Equivalents described in Sections 8 and 10. All deferred cash credits to an account shall earn interest for the period from the date credited to the date of withdrawal. As promptly as practicable following the close of each calendar year a statement will be sent to each Participant as to the balance in the Participant's Account as of the end of such year.

13.  PARTICIPANT'S RIGHT UNSECURED.

     No fund is to be created to meet payment obligations under this Plan, and the right of a Participant to receive any unpaid portion of the Participant's Account shall be an unsecured claim against the general assets of the Corporation.

14.  NON-ASSIGNABILITY.

     The right of a Participant to receive any unpaid portion of the Participant's Account shall not be assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by the Corporation, a beneficiary to receive unpaid installments in the event of such Participant's death.

15.  ADMINISTRATION.

     The administrator of this Plan shall be the Corporate
     Secretary of the Corporation. The Corporate Secretary shall have the authority to adopt rules and regulations for carrying out the Plan and to interpret and implement the provisions hereof.

16.  AMENDMENT AND TERMINATION.

     The Plan may at any time be amended, modified or terminated by the Board. No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

17.  EFFECTIVE DATE.

     The Plan became effective on December 22, 1981, and will continue in effect until terminated by the Board.

As amended and restated effective November 1, 1996.

                        AMOCO CORPORATION

                   DIRECTORS DEFERRED FEE PLAN

                          Election Form

TO:  CORPORATE SECRETARY

     In accordance with the provisions of the Directors Deferred
Fee Plan, I hereby elect to defer the cash portion of Directors
Fees (excluding expense reimbursements) for services as a Director of Amoco Corporation otherwise payable to me after the date of Amoco Corporation's Annual Meeting in 199_.

     Amount of Deferral: __________% of the cash portion of Directors Fees.

     Deferral to be either in cash or Share Units related to common stock of Amoco Corporation or any combination thereof as indicated below:

          __________% Cash
          __________% Share Units

     The deferred cash portion of Directors Fees payable to me after Amoco Corporation's Annual Meeting in 199_ is to be paid to me in cash as provided in the Plan in ______ (insert number not to exceed ten) annual installment(s), the first of which is to be paid on (choose one):

                    A.   ________  January 15th of the calendar
                    year following the year in which my
                    continuous service as a Director terminates.

                    B.   ________  January 15, ______ (a date
                    preceding my 71st birthday).

                    C.   ________  The earlier of A or B, above.

     In the event of my death before receiving the entire balance in my account covered by this election form, unpaid installments shall be paid to my designated beneficiary in accordance with my election, and in the absence of a designated beneficiary, the unpaid balance in my account shall be paid as soon as reasonably possible to my estate in a single paycheck.

     This election is subject to the terms of the Directors Deferred Fee Plan on file with the records of the Corporation. Upon acceptance by the Corporation, this election shall be binding upon me and be irrevocable with respect to the cash portion of Directors Fees for the years covered by this election form. I understand that I may elect to cease deferrals of the cash portion of Directors Fees for any future years by informing the Secretary in writing prior to the day of any Amoco Corporation Annual Meeting. I may change the amount and form of my deferral of Directors Fees for future years by submitting a new election form prior to the day of any subsequent Amoco Corporation Annual Meeting.

Date:  _______________

                             ____________________________________
                                            Signature of Director
Received and accepted on
__________________, 19___
on behalf of Amoco Corporation

By  __________________________
          Secretary

                   DESIGNATION OF BENEFICIARY

Pursuant to the "Directors Deferred Fee Plan" of Amoco
Corporation, an Indiana Corporation, I hereby direct that all amounts payable thereunder upon my death shall be paid to the beneficiary or beneficiaries designated below:
_________________________________________________________________

_________________________________________________________________
LAST           FIRST          MIDDLE
NAME           NAME          INITIAL         ADDRESS_________ ___

                                   ____________________________
                                          (Number and Street)

                                   ____________________________
                                           (City, State, Zip)
_________________________________________________________________

If I designate more than one beneficiary and do not direct otherwise, any amount which may be payable under said plan will be paid in equal shares to those beneficiaries who survive me.

If I do not name a beneficiary or if all of the beneficiaries I name do not survive me, any amount which may be payable under said plan will be paid to my estate.

I may designate a new beneficiary or beneficiaries by completing another Designation of Beneficiary form.

Additional information __________________: (Describe any additional instructions below)





                                  _______________________________
                                                      (Signature)

Date:  _______________

Please return forms to:
     Corporate Secretary
     Amoco Corporation
     200 East Randolph Drive
     Chicago, IL 60601

                        AMOCO CORPORATION

         BONUS DEFERRAL PLAN FOR 1991 INCENTIVE PROGRAM
       AS AMENDED AND RESTATED EFFECTIVE NOVEMBER 1, 1996


1.   PURPOSE

     The purpose of this Bonus Deferral Plan (this "Plan") is to provide certain employees of Amoco Corporation ("Amoco") and its subsidiaries who receive bonuses pursuant to the 1991 Incentive Program of Amoco Corporation and its Participating Subsidiaries (the "1991 Incentive Program") an opportunity to receive such bonuses on a deferred basis. This Plan shall be considered part of the 1991 Incentive Program and is set out in a separate document merely for convenience.

2.   ELIGIBILITY

     Persons regularly eligible for a bonus under the 1991 Incentive Program who are on a United States (U.S. $) payroll, including without limitation officers subject to
     Section 16 of the Securities Exchange Act of 1934 ("Section 16"), are eligible to participate in this Plan. Persons on other countries' payrolls will be eligible only as, and if, determined by the Compensation and Organization Committee or its delegatee(s).

3.   TERMS OF DEFERRAL

     a. Eligible persons may voluntarily elect to defer receipt of a portion or all of any bonus which may be earned in future years.

     b. Deferral elections must be made no later than August 31 of the year in which a bonus is earned.

     c. Deferrals may be for a specified period during employment or until after retirement, or a combination of both.

     d. Deferred bonuses will be deemed to be invested in either of two ways or a combination thereof.

          1) Cash credited with interest at a rate determined by the Compensation and Organization Committee
               ("Benchmark Interest Rate").

          2) Share Units equivalent to shares of Amoco common stock with quarterly dividend equivalents credited and reinvested in additional Share Units.

     e. Participants shall be permitted to switch deferred bonuses for any given year or years between investment alternatives once within the Participant's Account (as defined in Section 4 below) in any twelve month period. The twelve month period shall commence on the date a Participant elects to switch deferred bonuses between investment alternatives and end on the date twelve months after such election. In connection with any change in the Benchmark Interest Rate made by the Compensation and Organization Committee pursuant to
          Section 9 of this Plan, the Compensation and Organization Committee may elect to permit Participants to switch deferred bonuses for any given year or years between investment alternatives once within the Participant's Account (in addition to the once-per-twelve-month switch permitted by the preceding sentence) effective with such change in the Benchmark Interest Rate. In the event that the Compensation and Organization Committee elects to permit any such special switch between investment alternatives, appropriate notice shall be sent to all Participants in advance of the effective date.

     f.   Payout of a deferred bonuses may be as follows:

          1)   In lump sum or in up to five (5) annual
               installments if payout occurs or commences during employment, or

          2) In lump sum or in up to fifteen (15) annual installments if payout occurs or commences following retirement, or

          3)   A combination of 1 and 2.

          "Retirement" shall mean retirement under a qualified retirement plan of Amoco and its subsidiaries.

     g. Acceleration of payout of deferred bonuses to a date or dates sooner than originally elected is permissible only in the case of severe financial hardship beyond the control of the Participant and is at the discretion of the Compensation and Organization Committee, for officers subject to Section 16, and of Amoco, for all other Participants.

     h. Payouts of deferred bonuses shall be made only in the form of cash. Payment for Share Units will be based on the fair market value of Amoco common shares at the time of payout as provided in this Plan.

4.   PARTICIPANTS' ACCOUNTS

     An account shall be maintained for each Participant for all deferred bonuses ("Participant's Account"). Cash, interest equivalents, Share Units, and Dividend Equivalents shall be credited to a Participant's Account as stipulated in the applicable election form(s) and as set forth in this Plan.

5.   UNFUNDED OBLIGATION

     All payments under this Plan shall be made from the general funds of Amoco and no special or separate fund shall be established and no other segregation of assets shall be made to assure the payment of any deferred payments. No Participant shall have any right, title or interest whatever in or to any investment which Amoco may make to aid it in meeting its obligations hereunder. Nothing contained in this Plan and no action taken pursuant to its provisions, shall create or be construed to create a trust or escrow of any kind or a fiduciary relationship between Amoco and a Participant or any other person. To the extent a Participant or any other person acquires a right to receive payments from Amoco, such right shall be no greater than the right of a general unsecured creditor.

6.   SHARE UNITS

     Share Units shall be credited to a Participant's Account promptly upon payment of a bonus for the amount of the bonus deferred in Share Units. The value of Share Units for the purposes of crediting accounts with periodic Dividend Equivalents shall be the average of the high and low prices for shares of Amoco common stock ("Shares") as reported on the New York Stock Exchange on the applicable dividend payment date. Any fractional Share Units shall be maintained in the Participant's Account. The number of Share Units in an account shall be adjusted to give effect to any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend, or through recapitalization resulting in a stock split, combination or exchange of Shares of Amoco, or the like. Share Units shall not entitle any person to the rights of a shareholder.

7.   DIVIDEND EQUIVALENTS

     Until payment in accordance with this Plan, a Participant's Account credited with Share Units shall be credited on dividend payment dates with Dividend Equivalents. On any dividend payment date when cumulative Dividend Equivalents in a Participant's Account shall equal or exceed the value of a full Share Unit, such Dividend Equivalents shall be credited to such account in a full Share Unit. Fractional Share Units shall also be maintained.

8.   CASH

     A Participant's Account shall be credited promptly upon payment of a bonus for the applicable amount of bonus deferred in cash.

9.   INTEREST

     Until payment in accordance with this Plan, Participant's
     Accounts deferred in cash shall be deemed to accrue interest equivalents, which shall be credited and compounded monthly at the Benchmark Interest Rate determined by the Compensation and Organization Committee.

10.  PAYMENT OF DEFERRED COMPENSATION

     Each Participant shall be entitled to receive in cash all deferred compensation credited to such Participant's Account (less taxes, if any, required to be withheld by the Federal or any state or local government and paid over to such government for the Participant) in accordance with such Participant's election(s). Payment of amounts deferred in Share Units shall be based on the average of the high and low prices of Shares as reported on the New York Stock Exchange for the trading day preceding a payment date.

     If annual installments are elected, the amount of the first payment shall be a fraction of the balance in the Participant's Account as of the day preceding each subsequent payment, the numerator of which is one and the denominator of which is the total number of installments elected minus the number of installments previously paid.

     In the event of a Participant's death, the balance in the Participant's Account shall be paid to the Participant's designated beneficiary, or to the Participant's estate. The balance in the Participant's account shall be determined as of the date of death. Such balance shall be paid in a single payment to the Participant's beneficiary or the Participant's estate, as applicable, as soon as reasonably practicable thereafter.

     Notwithstanding the foregoing, if a Participant shall terminate his or her employment with Amoco or its subsidiaries for any reason other than death or retirement, the balance in the Participant's Account shall be determined as of the date of termination. Such balance shall be paid in a single payment to the Participant as soon as reasonably practicable thereafter.

11.  VALUE OF PARTICIPANTS' ACCOUNTS

     The value of each Participant's Account shall consist of the amount of bonuses deferred in the form of cash and/or Share Units and the interest equivalents or Dividend Equivalents described in Sections 7 and 9. All deferred cash credits to an account shall be deemed to earn interest equivalents for the period from the date credited to the date of withdrawal.

12.  NON-ASSIGNABILITY

     The right of a Participant to receive any unpaid portion of the Participant's Account shall not be voluntarily or involuntarily assigned, transferred, pledged or encumbered or be subject in any manner to alienation or anticipation, except that a Participant may designate, on forms provided by Amoco, a beneficiary to receive unpaid installments in the event of such Participant's death.

13.  ADMINISTRATION

     The administrator of the Plan shall be the Compensation and Organization Committee and its delegatee(s). The Compensation and Organization Committee and its delegatee(s) shall have the authority to adopt rules, regulations and procedures for carrying out this Plan and to interpret and implement the provisions hereof.

14.  AMENDMENT AND TERMINATION

     This Plan may at any time be amended, modified or terminated by the Compensation and Organization Committee and its delegatee(s). No amendment, modification or termination shall, without the consent of a Participant, adversely affect such Participant's rights with respect to amounts credited to the Participant's Account.

15.  EFFECTIVE DATE

     This Plan is effective as of November 1, 1991. This Plan will continue in effect until terminated by the Compensation and Organization Committee. The first bonuses under the 1991 Incentive Program to which this Plan shall apply shall be bonuses payable in calendar year 1993.



     Amended and Restated effective November 1, 1996.